UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

ATLANTIC COASTAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 St Johns Lane, Floor 5 New York, New York		10013
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 890-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-half of one redeemable warrant	ACABU	The Nasdaq Stock Market LLC
Shares of Series A common stock included as part of the units	ACAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	ACABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 19, 2022, Atlantic Coastal Acquisition Corp. II (the “Company”) consummated an initial public offering (the “IPO”) of 30,000,000 units (the “Units”), including 3,900,000 units sold upon partial exercise of the underwriters’ over-allotment, at an offering price of $10.00 per Unit and a private placement with Atlantic Coastal Acquisition Management II LLC (the “Sponsor”) of 13,850,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $306,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to pay any taxes incurred by the Company and up to $100,000 for liquidation expenses, or upon the redemption by public stockholders of Series A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Series A common stock, included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 15 months from the closing of the IPO.

On January 18, 2022, the underwriters in the IPO informed the Company that they would not exercise the remaining portion of the over-allotment option. As a result, 3,750 shares of Series B common stock, $0.0001 par value per share, of the Company were forfeited by the Sponsor. On January 19, 2022, such forfeited shares were cancelled by the Company.

An audited balance sheet as of January 19, 2022 reflecting receipt of the net proceeds of the IPO and certain of the proceeds from the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2022

ATLANTIC COASTAL ACQUISITION CORP. II

By:	/s/ Shahraab Ahmad
Name:	Shahraab Ahmad
Title:	Chief Executive Officer

2